EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Nexscient, Inc. (the “Company”) on Form 10-KT for the transition period from July 1, 2025 to December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned Fred E. Tannous, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Nexscient, Inc.

Date: September 23, 2026	By:	/s/ Fred E. Tannous
	Name:	Fred E. Tannous
	Title:	Chief Executive Officer (Principal Executive Officer)